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Phil Arch	Citibank, N.A.
Trade Finance and Services	Citigroup Centre Canada Square Canary Wharf LONDON E14 5LB
Tel +44 (0) 207 500 5942 Fax +44 (0) 207 500 5452

27 January, 2006

Mr B Astwood                                                                                  January 27th, 2006
Aspen Insurance Ltd
Victoria Hall
3rd Floor
11 Victoria St
Hamilton
HM11

Dear Sirs

Re	Pledge Agreement between Aspen Insurance Ltd and Citibank London dated January 17, 2006 and Account Control Agreement between Bank of New York and Citibank London dated January 17, 2006

With reference to the above Pledge Agreement, without prejudice to the provision of Section 2 and 6 (k), the Collateral Value and permitted securities, subject to your counter-signature of a copy of this letter, shall be as set out in the annex to this letter.

Save as expressly provided in this letter, the provisions of the Pledge Agreement and the Account Control Agreement shall remain in full force and effect.

Please countersign and return the enclosed copy of this letter.

Yours faithfully
for Citibank Ireland Financial Services

We confirm our agreement to the above

Citibank, N.A. is incorporated with limited liability under the National Bank Act of the U.S.A. and has its head office at 399 Park Avenue, New York, NY 10043, U.S.A.. Citibank, N.A. London branch is registered in the U.K. at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB under No. BR001018 and is regulated by the FSA. VAT No. GB 429 6256 29. Ultimately owned by Citigroup Inc., New York, U.S.A.

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ANNEX

BANK of NEW YORK / ASPEN INSURANCE COMPANY LTD

and

CITIBANK, N.A.

PLEDGE AND ACCOUNT CONTROL AGREEMENT

SCHEDULE 1

1.	The Required Value is:−

US$ 50,000,000.00 (United State Dollars Fifty Million) (or such other amount as may be agreed between the Chargor and notified to the Pledgor from time to time.)

The account is currently funded with $51,100,000 U.S. Treasury Bills due July 20th, 2006.

Citibank, N.A. is incorporated with limited liability under the National Bank Act of the U.S.A. and has its head office at 399 Park Avenue, New York, NY 10043, U.S.A.. Citibank, N.A. London branch is registered in the U.K. at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB under No. BR001018 and is regulated by the FSA. VAT No. GB 429 6256 29. Ultimately owned by Citigroup Inc., New York, U.S.A.